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                                                                    EXHIBIT 4.02

                                                                          SHARES


                         COMMUNITY FINANCIAL GROUP, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE


                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                             -------------------
                                                               CUSIP 20365M 10 8
                                                             -------------------

THIS CERTIFIES THAT


IS THE REGISTERED HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $6.00 EACH OF THE COMMON STOCK OF COMMUNITY FINANCIAL GROUP, INC. , (hereinafter called the "Corporation") transferable only on the books of the Corporation by the holder hereof or by attorney, upon surrender of this Certificate properly endorsed. This Certificate is issued by the Corporation subject to all the terms and conditions pertaining to Common Stock of the Corporation contained in its Charter of Incorporation and Bylaws, each as amended, copies which are on file in the office of the Corporation, to which is hereby made.

This Certificate is not valid until countersigned by the transfer agent.

IN WITNESS WHEREOF, Community Financial Group, Inc. has caused this certificate to be duly executed under its facsimile signature of its authorized officers.

Dated:

Countersigned:
     REGISTRAR  AND TRANSFER COMPANY
                              Warrant Agent


                     [SEAL COMMUNITY FINANCIAL GROUP, INC.]


                                                  /s/ Mack S. Linebaugh


                                                  /s/ Joan B. Marshall


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                         COMMUNITY FINANCIAL GROUP, INC.


     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common

     TEN ENT - as tenants by the entireties

     JT TEN - as joint tenants with right of supervisorship and not as tenants in common

UNIF GIFT MIN ACT  ..........Custodian..........
                   (Cust)                (Minor)
                   under Uniform Gifts to Minors
                   Act .........................
                              (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ___________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________________

_____________________________________________
_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________ SHARES

OF CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

____________________________________________________________________ ATTORNEY TO
TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAME CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATE:______________________

        SIGNATURE:   _____________________________________________________
        NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE. IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEE: